Offerings - Offering: 1	Jul. 31, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 135,531,227.91
Fee Rate	0.01381%
Amount of Registration Fee	$ 18,716.86
Offering Note	a) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 13,872,183 shares of common stock, par value $0.001 per share, of Monroe Capital Income Plus Corporation at a price equal to $9.77 per share, which represents the Registrant's net asset value as of June 30, 2026. b) The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026, equals 0.00013810% of the value of the transaction.